UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 28, 2005

Date of report (Date of earliest event reported)

Archipelago Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32274	86-1075595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 South Wacker Drive, Suite 1800, Chicago, IL 60606

(Address of Principal Executive Offices)

(312) 960-1696
(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒            Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01                                             OTHER EVENTS.

The following is general information regarding the number and percentage of shares of the common stock, $.01 par value per share (“Common Stock”) of Archipelago Holdings, Inc. (“Archipelago” or the “Company”), held by the Company’s shareholders as of July 25, 2005 based on publicly available information and the Company’s records.

Shareholder Category	Number of Shares	Percentage

Approximate number of shares of registered Common Stock issued to the public	15,358,171	32.51%

Approximate number of shares of restricted Common Stock issued to the Pacific Exchange, Inc. which are subject to the Amended and Restated Agreement and Plan of Merger, dated July 22, 2005, among Archipelago, New Apple Acquisitions Corporation and PCX Holdings, Inc.	1,645,415	3.48%

Approximate number of shares of restricted Common Stock issued to shareholders that have entered into an Amended and Restated Support and Lock-Up Agreement dated July 20, 2005 with the New York Stock Exchange*	18,870,405	39.94%

Approximate number of shares of restricted Common Stock issued to former members of the board of mangers of Archipelago Holdings, LLC (the predecessor to the Company) and their affiliates that are subject to the re-sale restrictions of Rule 144 of the Securities Act of 1933, as amended.**	5,700,537	12.06%

Approximate number of shares of restricted Common Stock issued to other shareholders that are subject to the re-sale restrictions of Rule 144 of the Securities Act of 1933, as amended.	5,670,456	12.00%

*                                         Includes shares held by GSP, L.L.C. (an entity in which Gerald D. Putnam and his wife own a controlling interest) and entities affiliated with the Goldman Sachs Group, Inc. and General Atlantic LLC.

**                                  Excludes shares held by the Pacific Exchange Inc., GSP, L.L.C. (an entity in which Gerald D. Putnam and his wife own a controlling interest) and entities affiliated with the Goldman Sachs Group, Inc.

Important Acquisition Information with Respect to Archipelago’s Merger with the NYSE

In connection with the proposed merger of Archipelago and the NYSE, the parties filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) on July 21, 2005, containing a preliminary joint proxy statement/prospectus regarding the proposed transaction.  The registration statement has not yet become effective.  The parties will file other relevant documents concerning the proposed transaction with the SEC.  INVESTORS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE PARTIES WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors are able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Archipelago and the NYSE, at the SEC’s website (http://www.sec.gov) as they are filed with the SEC. Copies of the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Archipelago, Attention: Investor Relations, at 100 S. Wacker Drive, Suite 1800, Chicago, Illinois 60606 or calling (888) 514-7284.

Archipelago, NYSE and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Archipelago shareholders in respect of the proposed transaction. Information regarding Archipelago’s directors and executive officers is available in Archipelago’s proxy statement for its 2005 annual meeting of stockholders, dated March 31, 2005.  Additional information regarding the interests of such potential participants is also included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.  This filing shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2005	Archipelago Holdings, Inc.

/s/ Nelson Chai

Chief Financial Officer